Exhibit 10.1

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this “Agreement”) is dated as of June 24, 2009, among Northern Oil and Gas, Inc., a Nevada corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, shares of capital stock of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.

DEFINITIONS

1.1       Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 promulgated under the Securities Act.

“Board of Directors” means the board of directors of the Company.

“Closing” means the closing of the purchase and sale of the Shares pursuant to Section 2.1.

“Closing Date” means the Trading Day on which this Agreement has been executed and delivered by the parties hereto, and all conditions precedent to (i) the Purchasers’ obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Shares, in each case, have been satisfied or waived.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction, other than restrictions imposed by securities laws.

“Per Share Purchase Price” equals $6.00, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Shares” means the shares of Common Stock issued or issuable to each Purchaser pursuant to this Agreement.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for Shares purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.

“Trading Day” means a day on which the Principal Market (as defined below) is open for trading.

ARTICLE II.

PURCHASE AND SALE

2.1       Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and the Purchasers, severally and not jointly, agree to purchase, up to an aggregate of 2,250,000 Shares. Each Purchaser shall deliver to the Company, via wire transfer of immediately available funds equal to such Purchaser’s Subscription Amount as set forth on the signature page hereto executed by such Purchaser and the Company shall deliver to each Purchaser its respective Shares, and the Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of the Company or such other location as the parties shall mutually agree.

2.2       Deliveries.

(a)       On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i)        this Agreement duly executed by the Company;

(ii)       a copy of the irrevocable instructions to the Company’s transfer agent instructing the transfer agent to deliver via the Depository Trust Company Deposit Withdrawal Agent Commission System (“DWAC”) Shares equal to such Purchaser’s Subscription Amount divided by the Per Share Purchase Price, registered in the name of such Purchaser; and

(iii)      the Prospectus (as defined below) (which may be delivered in accordance with Rule 172 under the Securities Act).

(b)    On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

(i)        this Agreement duly executed by such Purchaser; and

(ii)       such Purchaser’s Subscription Amount by wire transfer to the account as specified in writing by the Company.

2.3       Closing Conditions.

(a)        The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i)        each of the representations and warranties of the Company contained herein shall be true and correct in all respects (in the case of any representation or warranty containing a materiality or Material Adverse Effect qualification) or in all material respects (in the case of any representation or warranty not containing a materiality or Material Adverse Effect qualification) at the Closing Date and all covenants and agreements contained herein to be performed on the part of the Company and all conditions contained herein to be fulfilled or complied with by the Company at or prior to the Closing Date shall have been duly performed, fulfilled or complied with; and

(ii)       the delivery by each Purchaser of the items set forth in Section 2.2(b) of this Agreement.

(b)    The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

(i)        each of the representations and warranties of the Company contained herein shall be true and correct in all respects (in the case of any representation or warranty containing a materiality or Material Adverse Effect qualification) or in all material respects (in the case of any representation or warranty not containing a materiality or Material Adverse Effect qualification) at the Closing Date and all covenants and agreements contained herein to be performed on the part of the Company and all conditions contained herein to be fulfilled or complied with by the Company at or prior to the Closing Date shall have been duly performed, fulfilled or complied with;

(ii)       the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(iii)      there shall have been no Material Adverse Effect with respect to the Company since the date hereof; and

(iv)      from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Principal Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally shall not have been suspended or limited, or minimum prices shall not have been established on the New York Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or in the over-the-counter market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Purchaser, makes it impracticable or inadvisable to purchase the Securities at the Closing.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1       Representations and Warranties of the Company. Except as set forth in the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, the Company hereby makes the following representations and warranties to each Purchaser:

(a)    The Company meets the requirements for use of Form S-3 under the Securities Act for a primary offering. A Registration Statement on Form S-3 (Registration No. 333-158320) with respect to the Shares, including a base prospectus (the “Base Prospectus”), and such amendments to such registration statement as may have been required prior to the date of this Agreement, has been carefully prepared by the Company pursuant to and in conformity with the requirements of the Securities Act, and the rules and regulations thereunder (the “Rules and Regulations”) of the Commission and has been filed with the Commission under the Securities Act. Such registration statement has been declared effective by the Commission. Copies of such registration statement, including any amendments thereto, each related preliminary prospectus (meeting the requirements of Rule 430, 430A or 430B of the Rules and Regulations) contained therein, and the exhibits, financial statements and schedules thereto have heretofore been delivered by the Company to the Purchasers. A final prospectus supplement containing information permitted to be omitted at the time of effectiveness by Rule 430A or 430B of the Rules and Regulations will be filed promptly by the Company with the Commission in accordance with Rule 424(b) of the Rules and Regulations. The term “Registration Statement” as used herein means the registration statement as amended at the time it became effective by the Commission under the Securities Act (the “Effective Date”), including financial statements, all exhibits and all documents incorporated by reference therein and, if applicable, the information deemed to be included by Rule 430A or 430B of the Rules and Regulations. If an abbreviated registration statement is prepared and filed with the Commission in accordance with Rule 462(b) under the Securities Act (an “Abbreviated Registration Statement”), the term “Registration Statement” as used in this Agreement includes the Abbreviated Registration Statement. The term “Prospectus” as used herein means, together with the Base Prospectus, the final prospectus supplement as first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, including the documents incorporated by reference therein. The Prospectus delivered to the Purchasers for use in connection with the offering of the Shares has been and will be identical to the version thereof transmitted to the Commission for filing via the Electronic Data Gathering Analysis and Retrieval System, except to the extent permitted by Regulation S-T. For purposes of this Agreement, the words “amend,” “amendment,” “amended,” “supplement” or “supplemented” with respect to the Registration Statement or the Prospectus shall mean amendments or supplements to the Registration Statement or the Prospectus, as the case may be, as well as documents filed after the date of this Agreement and prior to the completion of the distribution of the Shares and incorporated by reference therein as described above.

(b)    Neither the Commission nor any state or other jurisdiction or other regulatory body has issued, and neither is, to the knowledge of the Company, threatening to issue, any stop order under the Securities Act or other order suspending the effectiveness of the Registration Statement (as amended or supplemented) or preventing or suspending the use of the Prospectus or suspending the qualification or registration of the Shares for offering or sale in any jurisdiction nor instituted or, to the knowledge of the Company, threatened to institute proceedings for any such purpose. The Registration Statement at the Effective Date and at 9:00 a.m., New York City time, on the date hereof (the “Initial Time of Sale”), and the Prospectus and any amendments or supplements thereto or to the Registration Statement when they are filed with the Commission or become effective, as the case may be, contain or will contain, as the case may be, all statements that are required to be stated therein by, and in all material respects conform or will conform, as the case may be, to the requirements of, the Securities Act and the Rules and Regulations. Neither the Registration Statement nor any amendment thereto, as of the applicable effective date, contains or will contain, as the case may be, any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading. Neither the Prospectus nor any supplement thereto contains, as of the date thereof, or will contain, as the case may be, any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The documents incorporated by reference in the Prospectus at the time they were filed with the Commission, complied in all material respects with the requirements of the Exchange Act, and the rules and regulations adopted by the Commission thereunder (the “Exchange Act Rules and Regulations”). Any future documents incorporated by reference so filed, when they are filed, will comply in all material respects with the requirements of the Exchange Act and the Exchange Act Rules and Regulations; no such incorporated document contained or will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and, when read together and with the other information in the Prospectus, at the time the Registration Statement became effective, at the Initial Time of Sale and at the Closing Date, each such incorporated document did not or will not, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(c)    The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Nevada, with full power and authority (corporate and otherwise) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified or in good standing would not result in a Material Adverse Effect (as defined below).

(d)    The Company has the full corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company, its Board of Directors or its shareholders. The Agreement has been (or upon delivery will be) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws in effect which affect creditors’ rights generally, or (ii) laws relating to the availability of specific performance, injunctive relief or other equitable remedies. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s articles of incorporation, bylaws or other organizational or charter documents in effect as of the date of execution of this Agreement, or (ii) subject to obtaining the Required Approvals (as defined below), conflict with, breach, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, mortgage, indenture, credit facility, indebtedness or other instrument (evidencing a Company indebtedness or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate: (a) adversely affect the legality, validity or enforceability of this Agreement, (b) could reasonably be expected to have or result in a material adverse effect on the results of operations, assets, business, management, operations or financial condition of the Company, or (c) adversely impair the Company’s ability to perform fully on a timely basis its obligations under this Agreement (any of foregoing clauses (a), (b) or (c), a “Material Adverse Effect”).

(e)    Neither the Company nor any of its subsidiaries is in violation of its articles of incorporation, bylaws or other organizational or charter documents in effect as of the date of execution of this Agreement or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any agreement, mortgage, indenture, credit facility, indebtedness or other instrument (evidencing a Company indebtedness or otherwise) or other understanding to which the Company or any of its subsidiaries is a party or by which any property or asset of the Company or any of its subsidiaries is bound or affected.

(f)     The Company is not required to obtain any consent, approval, waiver, authorization or order of, give any notice to, or make any filing or registration with, or qualification of, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement, other than (i) the filing of a Form 8-K disclosing the transaction contemplated hereby, (ii) the filing with the Commission of a prospectus supplement, (iii) approval for the listing of the Shares by the NYSE Amex Equities Market (the “Principal Market”) for the listing of the Shares for trading thereon in the time and manner required thereby, and (iv) applicable state securities filings (collectively, the “Required Approvals”).

(g)    There are no contracts or other documents required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in, filed as exhibits to, or incorporated by reference in the Registration Statement, as required. The contracts so described in the Registration Statement to which the Company or any of its subsidiaries is a party have been duly authorized, executed and delivered by the Company or its subsidiaries, constitute valid and binding agreements of the Company or its subsidiaries (as applicable) and are enforceable against the Company or its subsidiaries (as applicable) in accordance with their respective terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws in effect which affect creditors’ rights generally, or (ii) laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and, to the Company’s knowledge, such contracts are enforceable in accordance with their respective terms by the Company against the other parties thereto, except as such enforceability may be limited by (x) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws in effect which affect creditors’ rights generally, or (y) laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and such contracts are in full force and effect on the date hereof. Neither the Company nor any of its subsidiaries, nor, to the best of the Company’s knowledge, any other party thereto, is in breach of or default under any of such contracts, except for such breaches or defaults that will not result in a Material Adverse Effect.

(h)    As of June 24, 2009, the authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, par value $0.001 per share, of which 34,300,103 shares are issued and outstanding and 400,000 shares are reserved for issuance upon exercise of stock options outstanding under the Company’s equity compensation plans and 300,000 shares are reserved for issuance upon exercise of currently outstanding warrants. All of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the descriptions thereof in the Prospectus. All of the issued shares of capital stock of each subsidiary of the Company (i) have been duly and validly authorized and issued, are fully paid and non-assessable and (ii) except as disclosed in the Prospectus, are owned directly by the Company, free and clear of all Liens. Except as disclosed in this Section 3.1(h) and except for the transactions contemplated by this Agreement, neither the Company nor any subsidiary has outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. The description of the Company’s equity compensation plans and the options or other rights granted and exercised thereunder set forth in the Prospectus accurately and fairly presents in all material respects the information required by the Securities Act and the Rules and Regulations to be shown with respect to such plans, options and rights.

(i)     Except as disclosed in the Prospectus, there are no legal or governmental actions, suits or proceedings pending or, to the best of the Company’s knowledge, threatened to which the Company or any of its subsidiaries is or may be a party or of which property owned or leased by the Company or any of its subsidiaries is or may be the subject, or related to environmental or discrimination matters, which actions, suits or proceedings, would reasonably be expected, individually or in the aggregate, to prevent or adversely affect the transactions contemplated by this Agreement or have a Material Adverse Effect. No labor disturbance by the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent that would reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries is a party or subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body, that would reasonably be expected to have a Material Adverse Effect.

(j)     The Company owns, or possesses sufficient rights in, and/or has been granted valid and enforceable licenses for, all registered patents, patent applications, trademarks, trademark applications, tradenames, servicemarks and copyrights necessary to the conduct of its business as such business is described in the Prospectus (collectively, the “Registered Intellectual Property”). The expected expiration of any of the Company’s rights to the Registered Intellectual Property would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect. There has been no infringement or misappropriation by third parties of any of the Registered Intellectual Property, or any material inventions, manufacturing processes, formulae, trade secrets, know-how, unregistered trademarks, and other intangible property and assets necessary to the conduct of its business as such business is described in the Prospectus (collectively, the “Other Intellectual Property,” and together with the Registered Intellectual Property, the “Intellectual Property”), nor is there any pending or, to the best knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the Company’s rights of title or other interest in or to any Intellectual Property. There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the validity and scope of any Intellectual Property. There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or claim by others that the Company or any of its products or processes or the Intellectual Property infringe or otherwise violate any patent, trademark, servicemark, copyright, trade secret or other proprietary right of others. There is no pending or, to the best knowledge of the Company, threatened action, suit proceeding or claim by any current or former employee, consultant or agent of the Company seeking either ownership rights to any invention or other intellectual property right or compensation from the Company for any invention or other intellectual property right made by such employee, consultant or agent in the course of his/her employment with the Company or otherwise. The Prospectus fairly and accurately describes in all material respects the Company’s rights with respect to the Intellectual Property.

(k)    The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all tangible properties and assets described in the Prospectus as owned by it, in each case free and clear of all Liens, except such as (i) are described in the Prospectus or (ii) do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries. Any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries. The Company and its subsidiaries own or lease all such properties as are necessary to its operations as now conducted or as proposed to be conducted, except where the failure to so own or lease would not have a Material Adverse Effect.

(l)     The Company and its subsidiaries possess all licenses, certificates, authorizations or permits issued by the appropriate governmental or regulatory agencies or authorities that are necessary to enable them to own, lease and operate their respective properties and to carry on their respective businesses as presently conducted, except where the failure to possess such licenses, certificates, authorization or permits would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such license, certificate, authority or permit which, singly or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

(m)   Each of the Company and its subsidiaries maintains insurance of the types and in the amounts which it deems adequate for its business, including, but not limited to, third-party liability and all-risk insurance, and insurance covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

(n)    The Company (i) is in compliance in all material respects with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”), (ii) has received and is in compliance with all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (iii) has not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the Prospectus. The Company has not been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

(o)    Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, that is in each case material to the Company and its subsidiaries taken as a whole, otherwise than as set forth in the Prospectus. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there has not been any change in the capital stock or long-term indebtedness of the Company or any of its subsidiaries or any Material Adverse Effect, and (ii) the Company or its subsidiaries have not entered into any material transaction or incurred any material obligation outside of the ordinary course of business, otherwise than as set forth in the Prospectus.

(p)    The Shares that are being purchased hereunder are duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens and will conform to the description of the Common Stock in the Prospectus. No preemptive rights or other rights to subscribe for or purchase exist with respect to the issuance and sale of the Shares by the Company pursuant to this Agreement and no stockholder of the Company has any right, which has not been waived, to require the Company to register the sale of any shares of capital stock owned by such stockholder under the Securities Act in the public offering contemplated by this Agreement.

(q)    The issuance by the Company of the Shares has been registered under the Securities Act and all of the Shares are freely transferable and tradable by the Purchasers without restriction. No other document with respect to the Registration Statement or document incorporated by reference in the Registration Statement or the Prospectus has heretofore been filed with the Commission. The “Plan of Distribution” section in the Prospectus permits the issuance and sale of the Shares hereunder. The description of the Company’s capital stock set forth in the Prospectus, insofar as it purports to constitute a summary of the terms of the Common Stock, is accurate, complete and fair. Upon receipt of the Shares, the Purchasers will have good and marketable title to the Shares free and clear of any Liens except those incurred by the Purchasers.

(r)     Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Shares to be integrated with prior offerings by the Company for purposes of any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated, nor will the Company take any action or steps that would cause the offering of the Shares to be integrated with other offerings. Except as disclosed in the Prospectus, the Company has not, in the twelve (12) months preceding the date hereof, received notice from the Principal Market to the effect that the Company is not in compliance with the listing or maintenance requirements of the Principal Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The issuance and sale of the Shares hereunder does not contravene the rules and regulations of the Principal Market and no stockholder approval is required for the Company to fulfill its obligations under this Agreement. The Common Stock has been registered pursuant to Section 12(b) of the Exchange Act and is currently listed on the Principal Market.

(s)     The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the three (3) years preceding the filing date of the Registration Statement and for the three (3) year period preceding the date hereof (the foregoing materials being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(t)     The Company is in material compliance with the Sarbanes-Oxley Act of 2002, and the rules and regulations promulgated thereunder by all government and regulatory authorities and agencies. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect thereto. The Company has established and maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rule 13a-15 and Rule 15d-15 under the Exchange Act) and “internal control over financial reporting” (as such term is defined in Rule 13a-15 and Rule 15d-15 under the Exchange Act). Such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s Chief Executive Officer and Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established.

(u)    The financial statements of the Company included in the Prospectus comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, as certified by the Company’s independent registered public accounting firm (with respect to the Company’s audited financial statements), during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. Mantyla McReynolds LLC, who has audited certain financial statements of the Company, are independent registered public accountants as required by the Securities Act and the Rules and Regulations and have been appointed by the Company’s audit committee and such audit committee is comprised entirely of independent directors of the Board of Directors of the Company.

(v)    Since the date of the latest audited financial statements included in the Prospectus, except as specifically disclosed in the Prospectus: (i) there has been no event, occurrence or development that, individually or in the aggregate, has had or could result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its shareholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing equity compensation plans of the Company. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Shares contemplated by this Agreement or as set forth in the Prospectus, no event, liability or development has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one trading day prior to the date that this representation is made.

(w)   Except as set forth in the Prospectus, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

(x)    Neither the Company nor, to the knowledge of the Company, any other Person associated with or acting on behalf of the Company including, without limitation, any director, officer, agent or employee of the Company or any of its subsidiaries, has, directly or indirectly, while acting on behalf of the Company or any of its subsidiaries (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses, or received or retained any funds, relating to political activity; (ii) made any unlawful payment from corporate funds to, or received or retained any unlawful funds from, foreign or domestic government officials or employees or to or from foreign or domestic political parties or campaigns; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful payment or received or retained any other unlawful funds.

(y)    As the time of filing of the Registration Statement, the Company was not, and the Company on the date of this Agreement is not, an “ineligible issuer” as defined in Rule 405 under the Securities Act.

(z)    Neither the Company, nor any director or officer thereof, is or has been the subject of any action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty, or any criminal statute during the term of such director or officer’s tenure with the Company, nor, to the knowledge of the Company, prior to such tenure that is of a nature that would be required to be disclosed pursuant to Item 103 of Regulation S-K with regard to the Company or Item 401 of Regulation S-K with regard to the Company’s officers or directors. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company, other than routine reviews of the Company’s filings with the Commission, none of which are currently pending with respect to the Prospectus or the Registration Statement. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act.

(aa)   There are no transactions, arrangements or other relationships between and/or among the Company, any of its Affiliates and any unconsolidated entity, including, but not limited to, any structured finance, special purpose or limited purpose entity that could reasonably be expected to materially affect the Company’s liquidity or the availability of or requirements for its capital resources required to be described in the Registration Statement that have not been described as required.

(bb)  Except as set forth in the Prospectus, neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any Person that would give rise to a valid claim against the Company or the Purchasers for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares.

(cc)   The Company is not an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended.

(dd)  The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Shares (other than for the placement agent’s placement of the Shares), or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

Each Purchaser acknowledges and agrees that the Company does not make and has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.1.

3.2       Representations and Warranties of the Purchasers. Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein):

(a)       Such Purchaser is either an individual or an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate, partnership or limited liability company power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser. This Agreement has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)       The execution, delivery and performance by the Purchaser of the Agreement and the consummation by it of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of the Purchaser’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Purchaser is subject (including federal and state securities laws and regulations), or by which any property or asset of the Purchaser is bound or affected.

(c)       Such Purchaser is acquiring the Shares as principal for its own account and not with a view to or for distributing or reselling such Shares or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Shares in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Shares in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Purchaser’s right to sell the Shares pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Shares hereunder in the ordinary course of its business.

(d)       Other than consummating the transactions contemplated hereunder, such Purchaser has not, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Purchaser first became aware of the proposed transactions contemplated hereunder and ending immediately prior to the execution hereof. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Shares covered by this Agreement. Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future.

The Company acknowledges and agrees that each Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1       Securities Laws Disclosure; Publicity. The Company shall, by 9:00 a.m. (New York City time) on the Trading Day immediately following the date hereof, issue a press release disclosing the material terms of the transactions contemplated hereby. The Company shall, by 5:30 p.m. (New York City time) on the Trading Day immediately following the date hereof, file a Current Report on Form 8-K disclosing the material terms of the transactions contemplated hereby and including this Agreement as an exhibit thereto. From and after the issuance of such press release, the Company shall have publicly disclosed all material, non-public information delivered to any of the Purchasers by the Company or any of its subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by this Agreement. The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or the Principal Market, without the prior written consent of such Purchaser, except (a) as required by federal securities law in connection with the filing of this Agreement (including signature pages hereto) with the Commission and (b) to the extent such disclosure is required by law, by regulations of the Principal Market or pursuant to an investigation conducted by the Financial Industry Regulatory Authority, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause (b).

4.2       Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by this Agreement, the Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement with the Company regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.3       Use of Proceeds. Except as set forth in the Prospectus Supplement, the Company shall use the net proceeds from the sale of the Shares hereunder for working capital purposes.

4.4       Indemnification of Purchasers. Subject to the provisions of this Section 4.4 and to the extent permitted by law, the Company will indemnify and hold each Purchaser and its directors, managers, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, managers, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur due to a claim by a third party as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or (b) any action instituted against a Purchaser in any capacity, or any of them or their respective Affiliates, by any shareholder of the Company who is not an Affiliate of such Purchaser, with respect to any of the transactions contemplated by this Agreement (unless such action is based upon a breach of such Purchaser’s representations, warranties or covenants under this Agreement or any agreements or understandings such Purchaser may have with any such shareholder or any violations by such Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement. The Company will have the exclusive right to settle any claim or proceeding, provided that the Company will not settle any such claim, action or proceeding without the prior written consent of the Purchaser Party, which will not be unreasonably withheld or delayed; provided, however, that such consent shall not be required if the settlement includes a full and unconditional release satisfactory to the Purchaser Party from all liability arising or that may arise out of such claim or proceeding and does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any Purchaser Party.

4.5       Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue Shares pursuant to this Agreement.

4.6       Listing of Common Stock. The Company hereby agrees to use best efforts to maintain the listing of the Common Stock on the Principal Market, and as soon as reasonably practicable (but not later than the Closing Date) to list all of the Shares on such Principal Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other securities exchange, it will include in such application all of the Shares, and will take such other action as is necessary to cause all of the Shares to be listed on such other securities exchange as promptly as possible. The Company will take all action reasonably necessary to continue the listing and trading of its Common Stock on such securities exchange and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of such securities exchange.

4.7       Subsequent Equity Sales. From the date hereof through the 45 day anniversary of the date hereof, the Company will not, directly or indirectly, except pursuant to its existing employee and director stock and stock option plans, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its equity or equity equivalent securities, including, without limitation, any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for shares of Common Stock or Options or Convertible Securities. “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities. “Convertible Securities” means any stock or securities (other than Options) convertible into or exercisable or exchangeable for shares of Common Stock.

4.8       Equal Treatment of Purchasers. No consideration (including any modification of this Agreement) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration is also offered to all of the parties to this Agreement. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Shares or otherwise.

4.9       Certain Transactions and Confidentiality. Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.1. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the initial press release as described in Section 4.1, such Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in the Disclosure Schedules. Notwithstanding the foregoing and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) no Purchaser makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.1, (ii) no Purchaser shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.1 and (iii) no Purchaser shall have any duty of confidentiality to the Company or its subsidiaries after the issuance of the initial press release as described in Section 4.1. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

ARTICLE V.

MISCELLANEOUS

5.1       Termination. This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before July 1, 2009; provided, however, that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

5.2       Fees and Expenses. Except as expressly set forth in this Agreement to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

5.3       Entire Agreement. This Agreement, together with the exhibits and schedules hereto, the Prospectus and the Prospectus Supplement, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4       Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.5       Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers holding at least 50% in interest of the Shares then outstanding (which amendment shall be binding on all Purchasers) or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.6       Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7       Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger, consolidation or sale of all or substantially all of the Company’s assets). Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Shares, provided that such transferee agrees in writing to be bound, with respect to the transferred Shares, by the provisions of this Agreement that apply to the “Purchasers.”

5.8       No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

5.9       Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.10     Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.11     Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.12     Replacement of Certificates. If any certificate evidencing the Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity or security, if requested. The applicant for a new certificate under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement certificates.

5.13     Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in this Agreement and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.14     Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under this Agreement. Nothing contained herein, and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. The Company has elected to provide all Purchasers with the same terms for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers.

5.15     Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise this Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments hereto. In addition, each and every reference to share prices and shares of Common Stock in this Agreement shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

5.16     WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NORTHERN OIL AND GAS, INC.		Address for Notice: 315 Manitoba Avenue, Suite 200 Wayzata, Minnesota 55391 Attn: General Counsel
By:		Fax: (952) 476-9801
Name:
Title:

With a copy to (which shall not constitute notice):

Faegre & Benson LLP

90 South Seventh Street

Minneapolis, Minnesota 55402

Attn: W. Morgan Burns

Telephone: (612) 766-7000

Facsimile: (612) 766-1600

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[PURCHASER SIGNATURE PAGES TO STOCK PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice of Purchaser:

Address for Delivery of certificated Securities for Purchaser (if not same as address for notice):

Information for Delivery of uncertificated Securities by DWAC:

Account Number:
Account Name:
DTC Number:

Subscription Amount: $

Shares:

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

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